UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of

The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 3, 2010

GenOn Energy Holdings, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-16107	20-3538156
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1000 Main Street Houston, Texas	77002
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (832) 357-3000

Mirant Corporation

1155 Perimeter Center West, Suite 100

Atlanta, Georgia 30338

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 1.01.    ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.

On December 3, 2010, GenOn Energy Holdings, Inc., previously known as Mirant Corporation, a Delaware corporation (the “Company”), entered into the Third Amendment (the “Third Amendment”) to the Rights Agreement, dated as of March 26, 2009, as amended by the First Amendment, dated as of February 25, 2010, and the Second Amendment, dated as of April 28, 2010 (as amended, the “Rights Agreement”).

The Third Amendment provides that Rights Agreement and the Rights (as defined in the Rights Agreement) established thereby will terminate in all respects immediately prior to the Effective Time (as defined in the Agreement and Plan of Merger, dated as of April 11, 2010, by and among RRI Energy, Inc. (renamed GenOn Energy, Inc. on the closing date of the Merger) (“RRI Energy”), RRI Energy Holdings, Inc. (“Merger Sub”) and the Company (the “Merger Agreement”)).

The foregoing description of the Third Amendment does not purport to be complete and is qualified in its entirety by reference to the full text of the Third Amendment, which is attached hereto as Exhibit 4.1 and is incorporated herein by reference.

ITEM 2.01.    COMPLETION OF ACQUISITION OR DISPOSITION OF ASSETS.

On December 3, 2010, pursuant to the Merger Agreement, Merger Sub was merged with and into the Company (the “Merger”), with the Company continuing as the surviving corporation and a wholly-owned subsidiary of RRI Energy. Upon the closing of the Merger, without any action on the part of any stockholder, each issued and outstanding share of the Company’s common stock, as well as restricted shares held in reserve under the Chapter 11 plan of reorganization for the Company, were converted into the right to receive 2.835 shares of common stock of RRI Energy, including the preferred share purchase rights granted under the Rights Agreement dated January 15, 2001, as amended November 23, 2010, between RRI Energy and Computershare Trust Company, N.A., successor in interest to JPMorgan Chase Bank, N.A., successor in interest to The Chase Manhattan Bank, as Rights Agent (the “Exchange Ratio”).

The foregoing description of the Merger Agreement and the Merger is not complete and is qualified in its entirety by reference to the Merger Agreement, which was attached as Exhibit 2.1 to the Company’s Current Report on Form 8-K filed with the Securities and Exchange Commission (the “Commission”) on April 12, 2010, and is incorporated herein by reference.

ITEM 3.01.    NOTICE OF DELISTING OR FAILURE TO SATISFY A CONTINUED LISTING RULE OR STANDARD;   TRANSFER OF LISTING.

In connection with the completion of the Merger, the Company notified the New York Stock Exchange (the “NYSE”) that each outstanding share of the Company’s common stock was converted in the Merger into the right to receive RRI Energy common stock and has requested that the NYSE file a notification of removal from listing on Form 25 with the Commission with respect to the Company’s common stock.

ITEM 3.03.    MATERIAL MODIFICATION TO RIGHTS OF SECURITY HOLDERS.

Upon completion of the Merger, all outstanding warrants of the Company were converted into warrants of RRI Energy entitling the holders thereof to receive upon exercise the number of shares of common stock of RRI Energy that would have been issued or paid to such holders in the Merger if such holders had exercised the Company warrants immediately prior to completion of the Merger. Accordingly, each outstanding and unexercised warrant of the Company, upon completion of the Merger, entitled a holder to purchase 2.835 shares of common stock of RRI Energy.

In addition, the information contained in Item 1.01 is incorporated herein by reference.

ITEM 5.01.    CHANGE IN CONTROL OF THE REGISTRANT.

The information required by Item 5.01 is contained in Item 2.01 and is incorporated herein by reference.

ITEM 5.02.    DEPARTURE OF DIRECTORS OR CERTAIN OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT   OF CERTAIN OFFICERS; COMPENSATORY ARRANGEMENTS OF CERTAIN OFFICERS.

By virtue of the Merger, each of Edward R. Muller, Thomas W. Cason, A.D. Correll, Terry G. Dallas, Thomas H. Johnson, John T. Miller, Robert C. Murray and William L. Thacker, who constituted the Board of Directors of the Company prior to the closing of the Merger, ceased to be directors of the Company as of the effective time of the Merger. In addition, by virtue of the Merger, each of the named executive officers and the principal accounting officer of the Company, together with all of the other officers of the Company, ceased to hold their respective positions with the Company as of the effective time of the Merger. These actions were not a result of any disagreements with the Company on any matter relating to the Company’s operations, policies or practices.

ITEM 5.03.    AMENDMENT TO ARTICLES OF INCORPORATION OR BYLAWS; CHANGE IN FISCAL YEAR.

On December 3, 2010, pursuant to the Merger Agreement, the certificate of incorporation and bylaws of Merger Sub became the certificate of incorporation and bylaws of the Company. Copies of the Company’s certificate of incorporation and bylaws are attached hereto as Exhibit 3.1 and Exhibit 3.2, respectively, and are incorporated herein by reference. In addition, on December 3, 2010, the certificate of incorporation of the Company was amended to reflect the change in name of the Company to “GenOn Energy Holdings, Inc.” The Certificate of Amendment to the Amended and Restated Certificate of Incorporation of the Company is attached hereto as Exhibit 3.3.

A copy of the certificate of amendment to the Company’s certificate of incorporation is attached hereto as Exhibit 3.3 and is incorporated herein by reference.

ITEM 8.01.    OTHER EVENT.

On December 3, 2010, the Company issued a press release announcing the consummation of the Merger. A copy of the press release is attached hereto as Exhibit 99.1 and incorporated herein by reference.

ITEM 9.01.    FINANCIAL STATEMENTS AND EXHIBITS.

(d) Exhibits.

Exhibit No.	Description of Exhibit

3.1	Amended and Restated Certificate of Incorporation of Mirant Corporation.

3.2	Bylaws of Mirant Corporation.

3.3	Certificate of Amendment to the Amended and Restated Certificate of Incorporation of Mirant Corporation, dated December 3, 2010.

4.1	Third Amendment to the Rights Agreement, dated as of December 3, 2010, between Mirant Corporation and Mellon Investor Services LLC (incorporated by reference to Exhibit 4.4 to Mirant Corporation’s Registration Statement on Form 8-A/A filed on December 3, 2010).

99.1	Press Release of Mirant Corporation, issued December 3, 2010.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GenOn Energy Holdings, Inc. (Registrant)

Date: December 7, 2010	By:	/s/ Thomas C. Livengood
Name: Thomas C. Livengood
Title: Senior Vice President and Controller

EXHIBIT INDEX

Exhibit No.	Description of Exhibit

3.1	Amended and Restated Certificate of Incorporation of Mirant Corporation.

3.2	Bylaws of Mirant Corporation.

3.3	Certificate of Amendment to the Amended and Restated Certificate of Incorporation of Mirant Corporation, dated December 3, 2010.

4.1	Third Amendment to the Rights Agreement, dated as of December 3, 2010, between Mirant Corporation and Mellon Investor Services LLC (incorporated by reference to Exhibit 4.4 to Mirant Corporation’s Registration Statement on Form 8-A/A filed on December 3, 2010).

99.1	Press Release of Mirant Corporation, issued December 3, 2010.